UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      May 22, 2017

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware	1-31340	56-0484485
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8100 Denmark Road, Charlotte, NC (Address of Principal Executive Offices)		28273-5975 (Zip Code)

(704) 554-8510 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE CATO CORPORATION

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 19, 2017, the Registrant held its Annual Meeting.  The following are the voting results on each matter submitted to the Registrant’s stockholders at the Annual Meeting.  The proposals below are described in detail in the Proxy Statement.

At the Annual Meeting, the two nominees for director were elected to the Registrant’s Board of Directors (Proposal 1 below).

In addition, management’s proposal regarding a non-binding advisory vote approving executive compensation was approved (Proposal 2 below).

In addition stockholders selected, on a non-binding advisory basis, annual for the frequency of holding the stockholder advisory vote on executive compensation (Proposal 3 below).

In addition, management’s proposal regarding ratification of the retention of PricewaterhouseCoopers LLP as the Registrant’s registered independent public accounting firm for 2011 was approved (Proposal 4 below).

Summary Of Voting By Proposal

1.     To elect Bryan F. Kennedy, III and Thomas B. Henson, each for a term expiring in 2014 and until their successors are elected and qualified.  Votes recorded, by nominee, were as follows:

Nominee	For	Abstain	Broker Non-Votes
Bryan F. Kennedy, III	37,514,562	1,364,845	1,160,770
Thomas B. Henson	38,330,790	548,617	1,160,770

2.     To hold an advisory (non-binding) vote on executive compensation.  The Company’s shareholders voted to approve this proposal with 37,495,739 votes for and 1,311,158 votes against.  There were 72,510 abstentions and 1,160,770 Broker non-votes.

3.     To hold an advisory (non-binding) vote on how often a shareholder vote on “say on pay” is held, annually, biannually or triennially.  The Company’s shareholders voted:  34,400,470 for annually, 55,291 for biennially, and 4,384,877 for triennially.  There were 38,769 abstentions and 1,160,770 Broker non-votes.

In light of the voting results with respect to the frequency of advisory votes on executive compensation, the Company’s board of directors has determined that the Company currently intends to hold an advisory vote on the compensation of our named executive officers annually until the next required vote on the frequency of advisory votes on executive compensation.

4.     To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018.  The Company’s shareholders voted to approve this proposal with 38,894,582 votes for and 125,232 votes against.  There were 20,364 abstentions.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                    THE CATO CORPORATION

May 22, 2017	/s/ John P. D. Cato
Date	John P. D. Cato Chairman, President and Chief Executive Officer

May 22, 2017	/s/ John R. Howe
Date	John R. Howe Executive Vice President Chief Financial Officer

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